Exhibit 99.1

Riot Blockchain Announces Investor Site Tour

Site tour of Whinstone Facility with Management

CASTLE ROCK, CO. / Globe Newswire / September 29, 2021 / Riot Blockchain, Inc. (NASDAQ: RIOT) ("Riot”, “Riot Blockchain” or the “Company"), a Nasdaq-listed industry leader in Bitcoin mining and hosting, announces official investor tour of Riot’s Whinstone Facility to be held on October 20, 2021.

North America’s Largest Bitcoin Mining Facility as Measured by Developed Capacity

•	Riot acquired Whinstone US, Inc. (“Whinstone”) in May 2021, with a developed capacity of 300 megawatts (MW), competitive energy costs at an estimated 2.5c/kWh, and an industry-leading Bitcoin mining infrastructure development team.
•	Immediately following the acquisition, Riot announced a 400 MW expansion of Bitcoin mining infrastructure at Whinstone. The expansion's first portion is estimated to be complete by Q1 2022 and the balance by Q2 2022.
•	Investor invitations are open for a firsthand look at Riot’s Whinstone Facility and for the opportunity to participate in a meeting with the Riot and Whinstone management teams.

For information regarding attending the investor day, please contact Phil McPherson, Vice President of Capital Markets at, pmcpherson@riotblockchain.com.

About Riot Blockchain, Inc.

Riot Blockchain (NASDAQ: RIOT) focuses on mining Bitcoin, and through Whinstone, its subsidiary, hosting Bitcoin mining equipment for institutional clients. The Company is expanding and upgrading its mining operations through industrial-scale infrastructure development and latest-generation miner procurement. Riot is headquartered in Castle Rock, Colorado, and the Whinstone facility operates out of Rockdale, Texas. The Company also has mining equipment operating in upstate New York under a co-location hosting agreement with Coinmint, LLC. For more information, visit www.RiotBlockchain.com.

Safe Harbor

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.  Words such as "anticipates," “believes,” "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements.  Forward-looking statements may never materialize or may prove to be incorrect.  Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of the acquisition of Whinstone, including financial and operating results, and the Company’s plans, objectives, expectations and intentions.  Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements, include, but are not limited to: unaudited estimates of BTC production; our future hash rate growth (EH/s); our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development;  the integration of the businesses of the Company and Whinstone may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from the acquisition of Whinstone; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this press release may be found in the Company's filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the sections entitled "Risk Factors" and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our other filings with the SEC, including, but not limited to the additional risk factors set forth in the Company’s Current Report on Form 8-K filed with the SEC on May 26, 2021, copies of which may be obtained from the SEC's website at www.sec.gov.  All forward-looking statements included in this press release are made only as of the date of this press release, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this press release are cautioned not to place undue reliance on forward-looking statements.

For further information, please contact:

Riot Blockchain, Inc.

Media Contact:

PR@RiotBlockchain.com

Investor Contact:

Phil McPherson

IR@RiotBlockchain.com

303-794-2000 ext. 110

SOURCE: Riot Blockchain, Inc.